UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     June 20, 2005

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                            Entry into a Material Definitive Agreement.

On June 20, 2005, we entered into an amendment of our loan agreement dated as of January 14, 2004 with Citizens Bank of Massachusetts for the principal purpose of increasing our existing line of credit from $40 million to $90 million.  In connection with this amendment, we also executed amendments to the promissory note and stock pledge agreement relating to the loan agreement.  A copy of the amendments to the loan agreement, promissory note, and stock pledge agreement are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K.

On June 23, 2005, we and certain of our stockholders and optionholders entered into an underwriting agreement with J.P. Morgan Securities Inc., William Blair & Company, L.L.C., Piper Jaffray & Co., and Adams Harkness, Inc. in connection with our previously announced public offering.  A copy of the underwriting agreement, including the pricing agreement incorporated therein, is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

Number	Title

10.1	Second Amendment to Loan Agreement, dated as of June 20, 2005, by and between CRA International, Inc. and Citizens Bank of Massachusetts.

10.2	Second Amendment to Revolving Note, dated as of June 20, 2005, by and between CRA International, Inc. and Citizens Bank of Massachusetts.

10.3	First Amendment to Stock Pledge Agreement, dated as of June 20, 2005, by and between CRA International, Inc. and Citizens Bank of Massachusetts.

10.4

Underwriting Agreement, dated as of June 23, 2005, by and among CRA International, Inc., certain stockholders and optionholders of CRA International, Inc., J. P. Morgan Securities Inc., William Blair & Company, L.L.C., Piper Jaffray & Co., and Adams Harkness, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: June 24, 2005	By:	/s/ J. Phillip Cooper
J. Phillip Cooper
Vice Chairman, Executive Vice President, and Chief Financial Officer

Exhibit Index

Number	Title

10.1	Second Amendment to Loan Agreement, dated as of June 20, 2005, by and between CRA International, Inc. and Citizens Bank of Massachusetts.

10.2	Second Amendment to Revolving Note, dated as of June 20, 2005, by and between CRA International, Inc. and Citizens Bank of Massachusetts.

10.3	First Amendment to Stock Pledge Agreement, dated as of June 20, 2005, by and between CRA International, Inc. and Citizens Bank of Massachusetts.

10.4

Underwriting Agreement, dated as of June 23, 2005, by and among CRA International, Inc., certain stockholders and optionholders of CRA International, Inc., J. P. Morgan Securities Inc., William Blair & Company, L.L.C., Piper Jaffray & Co., and Adams Harkness, Inc.